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                                                                   Exhibit 10.1


                                   [Letterhead]


Biomagnetic Technologies, Inc.
Attn: Mr. Aron Stern, CEO
9727 Pacific Heights Blvd.
San Diego, CA 92121 3719



Zurich, December 21, 1999
(kred/ESGA/verach/Biomagnetic)



LOAN AGREEMENT NR ***


Dear Sirs,

With reference to our various discussions, we are pleased to make available to you a loan facility on the following terms and conditions (hereinafter referred to as the "Agreement"):


BORROWER

Biomagnetic Technologies, Inc., 9727 Pacific Heights Blvd., San Diego, CA 92121 3719
(hereinafter referred to as the "Borrower")


LENDER

AIG Private Bank Ltd., ***
(hereinafter referred to as the "Lender")


LOAN AMOUNT

USD 11'000'000.00 (United States Dollars eleven million)


PURPOSE

For the purchase of all outstanding shares of Neuromag Oy, Helsinki from Picker International Inc., Cleveland.


*** Portions of this page have been omitted pursuant to a request for confidential treatment filed separately with the Commission.

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Loan Agreement, dated December 21, 1999                                   Page 2
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UTILISATION

In the form of fixed terms ("Advance(s)") in US Dollars with interest periods of 1 to 6 months, no Advance to exceed the term of this Agreement, and in minimum amounts of USD 2 million. The aggregate amount of all fixed term advances outstanding shall not exceed the total amount of the loan facility.


PAYOUT

As per separate written drawdown instructions, which must be received by the Lender at least 3 (three) Business days prior to payout, subject to the satisfaction of all conditions precedent.


TERM / DURATION

This credit facility will be available until June 30, 2000 (the "Final Maturity Date").


REPAYMENT

The Borrower shall repay in full all outstanding advances made to it on the Final Maturity Date, or before at his discretion, on any roll-over date.


INTEREST RATE

The Borrower agrees to pay interest on all principal amounts outstanding in accordance with the following provisions:

The interest rate for fixed term advances shall be the rate per annum which is the sum of the margin of 3.5% (three and a half per cent) per annum and the rate at which deposits in US Dollars for the relevant tenor and amount are offered by the Lender to prime banks in the London interbank market two business days prior to the beginning of an interest period.

Interest will be calculated on the basis of the exact number of days elapsed, divided by a 360-day year (365/360) and will be payable at the end of each interest period.

If any sum due and payable by the Borrower is not paid when due, the interest on any such amounts will be calculated on the basis of the refinancing costs of the Lender, together with the margin of *** (*** per cent) per annum, for the period beginning with the due date until receipt by the Lender of the payment.


*** Portions of this page have been omitted pursuant to a request for confidential treatment filed separately with the Commission.

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Loan Agreement, dated December 21, 1999                                   Page 3
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If any payment date shall fall on a day on which banks in Zurich or New York are not open for business, such payment date shall be extended to the next succeeding business day unless such business day falls in the next calendar month in which event such due date shall be the immediately preceeding business day.


SECURITY

1. Pledge and assignment with the enclosed form "General Deed of Pledge and Declaration of Assignment" of all outstanding shares in Neuromag Oy, Helsinki, to be deposited with the Lender.

2. Pledge and assignment by Scaloway Co. Ltd. (hereinafter referred to as "Guarantor") in a form acceptable to the Lender of a time deposit in the amount of USD ***--(United States Dollars ***).


ESTABLISHMENT FEE

The Borrower shall pay to the Lender an Establishment Fee of USD 20'000. -- flat of the Loan Amount, due upon signing of this Agreement. At the Lender's discretion, this fee may be either paid immediately or deducted upon disbursement.


COSTS, FEES AND EXPENSES

The Borrower shall pay to the Lender on demand an amount equal to all costs, charges and expenses (including, but not limited to, legal expenses and stamp registration or other duties) incurred by the Lender in connection with preparation and execution of this Agreement and the security and other documentation contemplated hereby and all costs, charges and expenses (including legal expenses on a full indemnity basis) of the Lender in connection with the enforcement of or preservation of any of its rights under this Agreement or otherwise in connection with the facility.


PREPAYMENT

The Borrower may at any time, upon prior written notice of 3 days to the Lender, prepay a portion of or the entire amount outstanding, as of the end of any interest period. Amounts prepaid may not be reborrowed.


*** Portions of this page have been omitted pursuant to a request for confidential treatment filed separately with the Commission.


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Loan Agreement, dated December 21, 1999                                   Page 4
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PAYMENTS AND TAXES

All payments to be made by the Borrower to the Lender under this Agreement shall be made in United States Dollars, freely disposable outside of bilateral or multilateral payment agreements which may exist at the time of payment, free and clear of and without deduction of any taxes, levies, imposts, duties, charges, fees, deductions or withholdings of any nature, now or hereafter imposed by or on behalf of any taxing authority or any other entity.


ASSIGNABILITY

The Lender has the right to assign this Agreement to any party without the consent of the Borrower but it requires the consent of the Guarantor.


COVENANTS

The Borrower covenants that, until full and final payment of all indebtedness and liabilities incurred hereunder, unless the Lender waives compliance in writing, the Borrower will furnish the Lender with such information concerning the affairs of the Borrower as the Lender may reasonably request.


EVENTS OF DEFAULT

The principal and accrued interest on any outstanding balances as well as any and all accrued fees and charges whatsoever under this Agreement, shall become immediately due and payable, without need of further legal formality, at the option of and upon the first demand by the Lender, if:

a) the Borrower shall default in the payment of principal or interest on any advance or of any other amount payable thereunder when the same shall become due and payable and such failure continues for a period of 5 (five) business days without remedy;
b) the Borrower shall default in the performance of any term, covenant or condition contained in this agreement after written notice and failure to cure such default within thirty (30) days from the receipt of such notice or an event of default in the performance of any other agreement between the Borrower and the Lender;
c) any representation or warranty made by the Borrower under this agreement or any certificate or documents furnished pursuant thereto, shall prove to have been untrue when made or at any subsequent time to be incorrect in any material respect;
d) any other event occurs or circumstances arise which, in the opinion of the Lender is likely, materially and adversely, to affect the ability of the Borrower or any future mortgagor to perform all or any of his or its obligations under or otherwise to comply with the terms of this Agreement.

The Borrower shall hold the Lender harmless of and indemnify the Lender against any losses or expenses which the Lender may sustain or incur as a consequence of any Event of Default by the Borrower as stipulated herein.


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Loan Agreement, dated December 21, 1999                                   Page 5
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If there is an Event of Default, the Lender reserves the right to increase the interest rate and/or the commission rate, not to exceed *** percent per annum.


CONDITIONS PRECEDENT

This agreement its made under the condition and the Lender's obligation to make this loan available is subject to the conditions precedent that the Lender shall have received and approved the following:

a) A signed copy of this agreement, each page initialed, bearing the authorized signature of the Borrower.

b) Proper and completed assignment of all the collateral as per cif. 2 of the Security paragraph.


LAW GOVERNING THE LEGAL RELATIONSHIP BETWEEN THE LENDER AND THE BORROWER AND PLACE OF JURISDICTION

All legal aspects of the relationship between the Borrower and the Lender shall be governed by Swiss law. The place of performance, the exclusive place of jurisdiction for lawsuits and all other kinds of legal proceedings and place of foreclosure shall be the domicile of the Lender.

The Lender reserves the right to bring legal proceedings against the Borrower before any competent court at the domicile of the Borrower or any other court having jurisdiction over the Borrower.

No failure to exercise and no delay in exercising on the part of the Lender any of its rights hereunder shall operate as a waiver thereof, nor shall any single or partial exercise or any rights preclude any other or further exercise thereof.

The general pledge and assignment and our "General Banking Conditions" which you already received, form an integral part of this loan agreement.

We hope that the above terms and conditions meet your requirements, and kindly request that you duly sign and return to us the enclosed duplicates of this agreement together with all other required documents.


*** Portions of this page have been omitted pursuant to a request for confidential treatment filed separately with the Commission.

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Loan Agreement, dated December 21, 1999                                   Page 6
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We look forward to hearing from you and remain

Yours truly,

AIG Private Bank Ltd.

/s/ Esther Gauch              /s/ Werner Vontobel
----------------              -------------------
  Esther Gauch                  Werner Vontobel